Exhibit 99.1

Bristol-Myers Squibb Company Announces Final Results of Exchange Offers for Celgene Corporation Notes

NEW YORK, November 21, 2019 – Bristol-Myers Squibb Company (NYSE:BMY) (“Bristol-Myers Squibb”) announced today the final results of the offers to exchange (the “Exchange Offers”) notes (the “Celgene Notes”) issued by Celgene Corporation (NASDAQ:CELG) (“Celgene”) for up to $19,850,000,000 aggregate principal amount of new notes to be issued by Bristol-Myers Squibb Company (the “Bristol-Myers Squibb Notes”) and cash and the related consent solicitations (the “Consent Solicitations”) made by Bristol-Myers Squibb on behalf of Celgene to adopt certain proposed amendments (the “Amendments”) to the indentures governing the Celgene Notes. The Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on November 20, 2019 (the “Expiration Date”).

As of the Expiration Date, an aggregate of $18.5 billion principal amount of Celgene Notes had been validly tendered and not validly withdrawn as set forth in the table below:

Title of Series	CUSIP Number	Aggregate Principal Amount Outstanding	Celgene Notes Tendered as of 5:00 p.m., New York City time, on November 20, 2019
			Principal Amount	Percentage
2.875% Senior Notes due 2020	151020 AQ7	$1,500,000,000	$1,243,777,000	82.92%
3.950% Senior Notes due 2020	151020 AE4	$500,000,000	$436,313,000	87.26%
2.875% Senior Notes due 2021	151020 BC7	$500,000,000	$434,815,000	86.96%
2.250% Senior Notes due 2021	151020 AV6	$500,000,000	$464,576,000	92.92%
3.250% Senior Notes due 2022	151020 AH7	$1,000,000,000	$861,709,000	86.17%
3.550% Senior Notes due 2022	151020 AR5	$1,000,000,000	$891,870,000	89.19%
2.750% Senior Notes due 2023	151020 AX2	$750,000,000	$697,660,000	93.02%
3.250% Senior Notes due 2023	151020 BA1	$1,000,000,000	$932,101,000	93.21%
4.000% Senior Notes due 2023	151020 AJ3	$700,000,000	$636,086,000	90.87%
3.625% Senior Notes due 2024	151020 AP9	$1,000,000,000	$882,510,000	88.25%
3.875% Senior Notes due 2025	151020 AS3	$2,500,000,000	$2,379,532,000	95.18%
3.450% Senior Notes due 2027	151020 AY0	$1,000,000,000	$961,528,000	96.15%
3.900% Senior Notes due 2028	151020 BB9	$1,500,000,000	$1,456,162,000	97.08%
5.700% Senior Notes due 2040	151020 AF1	$250,000,000	$245,785,000	98.31%
5.250% Senior Notes due 2043	151020 AL8	$400,000,000	$391,925,000	97.98%
4.625% Senior Notes due 2044	151020 AM6	$1,000,000,000	$976,477,000	97.65%
5.000% Senior Notes due 2045	151020 AU8	$2,000,000,000	$1,959,524,000	97.98%
4.350% Senior Notes due 2047	151020 AW4	$1,250,000,000	$1,236,433,000	98.91%
4.550% Senior Notes due 2048	151020 AZ7	$1,500,000,000	$1,456,840,000	97.12%

Eligible holders of Celgene Notes who validly tendered and did not validly withdraw such notes at or prior to the Expiration Date are eligible to receive $1,000 principal amount of the Bristol-Myers Squibb Notes of the applicable series for each $1,000 principal amount of Celgene Notes pursuant to the terms set forth in the confidential offering memorandum and consent solicitation statement dated April 17, 2019 and the related letter of transmittal, each as amended by the press releases dated May 1, 2019, May 24, 2019, June 28, 2019, September 23, 2019, October 8, 2019, October 18, 2019, October 30, 2019, November 1, 2019, November 5, 2019, November 7, 2019, November 12, 2019 and November 15, 2019 (as so amended, the “offering memorandum and consent solicitation statement” and the “letter of transmittal”, respectively).  Eligible holders of Celgene Notes who validly tendered and did not validly withdraw such notes at or prior to 5:00 p.m., New York City time, on May 1, 2019 (“Early Participation Date”) are eligible to receive on the settlement date an early participation payment of $1.00 in cash (the “Early Participation Payment”), even if on such settlement date such noteholder is no longer the noteholder of record of such Celgene Notes.

As previously disclosed, on the Early Participation Date, requisite consents were received and supplemental indentures were executed, eliminating substantially all restrictive covenants and certain events of default and other provisions in each of the indentures governing the Celgene Notes. Such supplemental indentures will only become operative upon the settlement date of the Exchange Offers.

The Exchange Offers and Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement and the related letter of transmittal, and were conditioned upon, among other things, the closing of Bristol-Myers Squibb’s acquisition of Celgene (the “Merger”), which was completed on November 20, 2019. As of the Expiration Date, all conditions to the Exchange Offers and Consent Solicitations were satisfied. The settlement date of the Exchange Offers and Consent Solicitations is expected to occur on November 22, 2019.

Each Bristol-Myers Squibb Note issued in the Exchange Offers for a validly tendered Celgene Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Celgene Note, as well as identical interest payment dates and optional redemption terms. No accrued and unpaid interest is payable upon acceptance of any Celgene Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on the Bristol-Myers Squibb Notes will include the accrued and unpaid interest from the applicable Celgene Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Celgene Notes not been tendered in the Exchange Offers and Consent Solicitations. The Bristol-Myers Squibb Notes will be unsecured and unsubordinated obligations of Bristol-Myers Squibb and will rank equally with all of Bristol-Myers Squibb’s other unsecured and unsubordinated indebtedness from time to time outstanding.

Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders of Celgene Notes who completed and returned an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the confidential offering memorandum and consent solicitation statement and the related letter of transmittal.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations were made solely pursuant to the confidential offering memorandum and consent solicitation statement and the related letter of transmittal and only to such persons and in such jurisdictions as are permitted under applicable law.

The Bristol-Myers Squibb Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Bristol-Myers Squibb Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the research, development and commercialization of pharmaceutical products, Bristol-Myers Squibb’s acquisition of Celgene (the “Merger”), and the pending sale of OTEZLA (the “Divestiture,” and together with the Merger, the “Transaction”). These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. One can also identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements are based on historical performance and current expectations and projections about Bristol-Myers Squibb’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond Bristol-Myers Squibb’s control and could cause Bristol-Myers Squibb’s future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. Such risks, uncertainties and other matters include, but are not limited to, Bristol-Myers Squibb successfully using proceeds from the Divestiture; the combined company will have substantial indebtedness following the completion of the Transaction; Bristol-Myers Squibb is unable to achieve the synergies and value creation contemplated by the Merger; Bristol-Myers Squibb is unable to promptly and effectively integrate Celgene’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company decline following the Transaction; legal proceedings are instituted against Bristol-Myers Squibb, Celgene or the combined company; Bristol-Myers Squibb, Celgene or the combined company is unable to retain key personnel; and the announcement or the consummation of the Transaction and the accelerated share repurchase program has a negative effect on the market price of the capital stock of the combined company or on the combined company’s operating results. No forward-looking statement can be guaranteed.

Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect Bristol-Myers Squibb’s business and market, particularly those identified in the cautionary statement and risk factors discussion in Bristol-Myers Squibb’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this press release and except as otherwise required by applicable law, Bristol-Myers Squibb undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contacts

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